                                                                     EXHIBIT 4.6

                                 FORMS OF NOTES

             FORM OF CLASS A [FLOATING RATE] [ %] ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

INITIAL OUTSTANDING PRINCIPAL BALANCE REGISTERED                   $__________*

No. R-_________                                            CUSIP NO. __________


                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2000-_

                 CLASS A [FLOATING RATE] [ %] ASSET BACKED NOTE

         Advanta Business Card Master Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of __________, 2000, for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2000-_ Final Maturity Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full and (b) the ___________ ____ Payment Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. [Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.] Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.



---------------

* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                  IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                                  ADVANTA BUSINESS CARD MASTER TRUST,
                                  as Issuer

                                  By: [__________________________], not in its
                                      individual capacity but solely as Owner
                                      Trustee under the Trust Agreement


                                  By:________________________________
                                  Name:
                                  Title:

Dated: ____________, ____

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class A Notes described in the within-mentioned Indenture.

                                   [_____________________________]
                                        as Indenture Trustee


                                   By: __________________________
                                        Authorized Signatory

                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2000-_

                 CLASS A [FLOATING RATE] [ %] ASSET BACKED NOTE

                         Summary of Terms and Conditions

         This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, Series 2000-_ (the "SERIES 2000-_ NOTES"), issued under a Master Indenture dated as of __________ __, 2000 (the "MASTER INDENTURE"), between the Issuer and [_____________________], as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of __________ __, 2000 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class B Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         The Class A Note Initial Principal Balance is $[_____________]. The Class A Note Principal Balance on any date of determination will be an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

         The Expected Final Principal Payment Date is the [________________] Payment Date, but principal with respect to the Class A Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Payment Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

         On each Payment Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final payment in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2000-_ Noteholders shall be made by (i) check mailed to each Series 2000-_ Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-_ Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-_ Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2000-_ Noteholders in accordance with the Indenture.

         On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-_ Notes is reduced to [10]% or less of the initial outstanding principal balance of the Series 2000-_ Notes, the Issuer shall have the option to redeem the Series 2000-_ Notes, at a purchase price equal to (i) if such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day.

         THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

            Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

         Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [NEW YORK], WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _______________                     _________________________________**
                                           Signature Guaranteed:


________________

         ** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

             FORM OF CLASS B [FLOATING RATE] [ %] ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

REGISTERED                                                 $___________________*


No. R-____________                                          CUSIP NO. __________

               ADVANTA BUSINESS CARD MASTER TRUST SERIES 2000-___

                 CLASS B [FLOATING RATE] [ %] ASSET BACKED NOTE

         Advanta Business Card Master Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of __________, 2000, for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2000-_ Final Maturity Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full and (b) the ___________ ____ Payment Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. [Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.] Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

----------------

         * Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                  IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

                                   ADVANTA BUSINESS CARD MASTER TRUST,
                                   as Issuer

                                   By: [_____________________], not in its
                                        individual capacity but solely as Owner
                                        Trustee under the Trust Agreement

                                   By: _________________________________________
                                       Name:
                                       Title:

Dated: ____________, ______

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

                                       [_____________________],
                                        as Indenture Trustee

                                   By: _________________________________________
                                       Authorized Signatory

                 ADVANTA BUSINESS CARD MASTER TRUST SERIES 2000-

                 CLASS B [FLOATING RATE] [ %] ASSET BACKED NOTE

                         Summary of Terms and Conditions

         This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, Series 2000-_ (the "SERIES 2000-_ NOTES"), issued under a Master Indenture dated as of __________, 2000 (the "MASTER INDENTURE"), between the Issuer and [_____________________], as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of __________ __, 200__ (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         The Class B Note Initial Principal Balance is $[___________].

         The Class B Note Principal Balance on any date of determination will be an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

         The Expected Final Principal Payment Date is the [________________] Payment Date, but principal with respect to the Class B Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Payment Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

         On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final payment in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2000-_ Noteholders shall be made by (i) check mailed to each Series 2000-_ Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-_ Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-_ Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2000-_ Noteholders in accordance with the Indenture.

         On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-_ Notes is reduced to [10]% or less of the initial outstanding principal balance of the Series 2000-_ Notes, the Issuer shall have the option to redeem the Series 2000-_ Notes, at a purchase price equal to (i) if such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day.

         THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

         Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [NEW YORK], WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee _______________________.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                      [____________________________________
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________, _____                               _______________________**
                                                        Signature Guaranteed:

























---------------

         ** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

             FORM OF CLASS C [FLOATING RATE] [ %] ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

REGISTERED                                           $_______________ *
No. R-__________                                     CUSIP NO. __________













_______________

         * Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                 ADVANTA BUSINESS CARD MASTER TRUST SERIES 2000-

                 CLASS C [FLOATING RATE] [ %] ASSET BACKED NOTE

         Advanta Business Card Master Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of __________, 2000, for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2000-_ Final Maturity Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full and (b) the __________ ____ Payment Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. [Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.] Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A AND CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

         IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

                                        ADVANTA BUSINESS CARD MASTER TRUST,
                                        as Issuer

                                        By: [_____________________], not in its
                                             individual capacity but solely as
                                             Owner Trustee under the Trust
                                             Agreement

                                        By: ____________________________________
                                        Name:
                                        Title:

Dated:   __________, ____

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class C Notes described in the within-mentioned Indenture.

                                           [_____________________],
                                            as Indenture Trustee

                                           By: _________________________________
                                                    Authorized Signatory

                 ADVANTA BUSINESS CARD MASTER TRUST SERIES 2000-

                 CLASS C [FLOATING RATE] [ %] ASSET BACKED NOTE

                         Summary of Terms and Conditions

         This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, Series 2000-_ (the "SERIES 2000-_ NOTES"), issued under a Master Indenture dated as of __________, 2000 (the "MASTER INDENTURE"), between the Issuer and [_____________________], as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of __________ __, 2000 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A Notes, the Class B Notes and the Class D Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         The Class C Note Initial Principal Balance is $[___________].

         The Class C Note Principal Balance on any date of determination will be an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

         The Expected Final Principal Payment Date is the [_________________] Payment Date, but principal with respect to the Class C Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Payment Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final

Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

         On each Payment Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final payment in respect of this Class C Note) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class C Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2000-_ Noteholders shall be made by (i) check mailed to each Series 2000-_ Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-_ Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-_ Note or the making of any notation thereon. Final payment of this Class C Note will be made only upon presentation and surrender of this Class C Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2000-_ Noteholders in accordance with the Indenture.

         On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-_ Notes is reduced to [10]% or less of the initial outstanding principal balance of the Series 2000-_ Notes, the Issuer shall have the option to redeem the Series 2000-_ Notes, at a purchase price equal to (i) if such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day.

         THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

         Except as otherwise provided in the Indenture Supplement, the Class C Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class C Note shall be registered in the Note Register upon surrender of this Class C Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class C Noteholder or such Class C

Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class C Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for new Class C Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                     [____________________________________]
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________, ____                      _________________________________**
                                                Signature Guaranteed:























_______________

         ** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

             FORM OF CLASS D [FLOATING RATE] [ %] ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS D NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS D NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

REGISTERED                                           $_______________ *
No. R-__________                                     CUSIP NO. __________













_______________

         * Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                 ADVANTA BUSINESS CARD MASTER TRUST SERIES 2000-

                 CLASS D [FLOATING RATE] [ %] ASSET BACKED NOTE

         Advanta Business Card Master Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of __________, 2000, for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2000-_ Final Maturity Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full and (b) the __________ ____ Payment Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class D Note Interest Rate on each Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. [Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.] Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS D NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A, CLASS B NOTES AND THE CLASS C NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

         IN WITNESS WHEREOF, the Issuer has caused this Class D Note to be duly executed.

                                    ADVANTA BUSINESS CARD MASTER TRUST,
                                    as Issuer

                                    By: [_____________________], not in its
                                         individual capacity but solely as Owner
                                         Trustee under the Trust Agreement

                                    By: ________________________________________
                                    Name:
                                    Title:

Dated:   __________, ____

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class D Notes described in the within-mentioned Indenture.

                                        [_____________________],
                                         as Indenture Trustee

                                    By: ________________________________________
                                                 Authorized Signatory

                 ADVANTA BUSINESS CARD MASTER TRUST SERIES 2000-

                 CLASS D [FLOATING RATE] [ %] ASSET BACKED NOTE

                         Summary of Terms and Conditions

         This Class D Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, Series 2000-_ (the "SERIES 2000-_ NOTES"), issued under a Master Indenture dated as of __________, 2000 (the "MASTER INDENTURE"), between the Issuer and [_____________________], as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of __________ __, 2000 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A Notes, the Class B Notes and the Class C Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         The Class D Note Initial Principal Balance is $[___________].

         The Class D Note Principal Balance on any date of determination will be an amount equal to (a) the Class D Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class D Noteholders on or prior to such date.

         The Expected Final Principal Payment Date is the [_________________] Payment Date, but principal with respect to the Class D Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Payment Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final

Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

         On each Payment Date, the Paying Agent shall distribute to each Class D Noteholder of record on the related Record Date (except for the final payment in respect of this Class D Note) such Class D Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class D Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2000-_ Noteholders shall be made by (i) check mailed to each Series 2000-_ Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-_ Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-_ Note or the making of any notation thereon. Final payment of this Class D Note will be made only upon presentation and surrender of this Class D Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2000-_ Noteholders in accordance with the Indenture.

         On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-_ Notes is reduced to [10]% or less of the initial outstanding principal balance of the Series 2000-_ Notes, the Issuer shall have the option to redeem the Series 2000-_ Notes, at a purchase price equal to (i) if such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day.

         THIS CLASS D NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

         Except as otherwise provided in the Indenture Supplement, the Class D Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class D Note shall be registered in the Note Register upon surrender of this Class D Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class D Noteholder or such Class D

Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class D Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, Class D Notes are exchangeable for new Class D Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class D Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS D NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [NEW YORK], WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                     [____________________________________]
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________, ____                      _________________________________**
                                                 Signature Guaranteed:
























_______________
         ** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.